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                                                                   Exhibit 10.21

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

                                                                   June 29, 2005



SG COWEN & CO., LLC

   As Representative of the several Initial Purchasers
c/o      SG Cowen & Co., LLC
         1221 Avenue of the Americas
         New York, New York 10020

Dear Ladies and Gentlemen:

      Evergreen Solar, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several initial purchasers (the "Initial Purchasers") named in Schedule A to a Purchase Agreement dated June 23, 2005 between the Company and the Initial Purchasers (the "Purchase Agreement"), upon the terms set forth in the Purchase Agreement, its 4.375% Convertible Subordinated Notes due 2012 (the "Notes").

      As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to their obligations thereunder, the Company agrees with each of the Initial Purchasers, for the benefit of the Holders (as defined below), as follows:

1.    DEFINITIONS.

      (a) Unless the context otherwise requires, the terms defined in this
      Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

            "Additional Interest Accrual Period" has the meaning set forth in
      Section 3 hereof.

            "Additional Interest Amount" has the meaning set forth in Section 3 hereof.

            "Additional Interest Payment Date" means each July 1 and January 1.

            "Affiliate" means, with respect to any specified person, an "affiliate," as defined in Rule 144, of such person.

            "Amendment Effectiveness Deadline Date" has the meaning set forth in
      Section 2(d) hereof.

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            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and
      Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

            "Change in Control" has the meaning assigned such term in the Indenture.

            "Closing Date" means the original issuance date of the Notes pursuant to the Indenture.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the common stock, par value $0.01 per share, of the Company, and any other stock as may constitute "Common Stock" for the purposes of the Indenture, including the Underlying Shares.

            "Company" has the meaning set forth in the first paragraph of this Agreement until a successor shall have become such pursuant to the Indenture, after which the term "Company" shall mean such successor.

            "Conversion Price" has the meaning assigned such term in the Indenture.

            "Deferral Notice" has the meaning set forth in Section 4(h) hereof.

            "Deferral Period" has the meaning set forth in Section 4(h) hereof.

            "Effectiveness Deadline Date" has the meaning set forth in Section 2(a) hereof.

            "Effectiveness Period" means the period commencing on the date the Initial Shelf Registration Statement is declared effective and ending on the date that all of the Notes and the Underlying Shares have ceased to be Registrable Securities.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Filing Deadline Date" has the meaning set forth in Section 2(a) hereof.

            "Holder" means a Person who owns, beneficially or otherwise, Registrable Securities.

            "Holders' Information" has the meaning set forth in Section 7(a) hereof.

            "Indenture" means the Indenture dated as of June 29, 2005 between the Company and the Trustee, pursuant to which the Notes are being issued, as originally executed or as it may from time to time be supplemented or amended by one or more

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      indentures supplemental thereto entered into pursuant to the applicable provisions thereof.

            "Initial Purchasers" has the meaning set forth in the first paragraph hereof.

            "Initial Shelf Registration Statement" has the meaning set forth in
      Section 2(a) hereof.

            "Inspector" has the meaning set forth in Section 4(p) hereof.

            "Material Event" has the meaning set forth in Section 4(h) hereof.

            "Notes" has the meaning set forth in the first paragraph of this Agreement.

            "Notice and Questionnaire" means a written notice delivered to the Company containing the information called for by the Notice of Registration Statement and Selling Securityholder Questionnaire attached as Appendix A to the Offering Circular, as such notice may be amended by the Company upon the advice of counsel experienced in such matters, to the extent reasonably necessary to ensure compliance with applicable law.

            "Notice Holder" means, on any date, any Holder that has delivered a properly completed and signed Notice and Questionnaire to the Company on or prior to such date.

            "Offering Circular" means that certain confidential offering circular of the Company dated June 23, 2005 related to the Notes and any amendments or supplements thereto.

            "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

            "Public Acquiror Common Stock" has the meaning assigned such term in the Indenture.

            "Purchase Agreement" has the meaning set forth in the first paragraph hereof.

            "Record Holder" means with respect to any Additional Interest Payment Date relating to any Notes or Underlying Shares as to which any Additional Interest Amount

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      has accrued, the registered holder of such Note or Underlying Shares on the June 15 immediately preceding an Additional Interest Payment Date occurring on an July 1 and on the December 15 immediately preceding an Additional Interest Payment Date occurring on an January 1.

            "Registrable Securities" means the Notes until such Notes have been converted into the Underlying Shares and at all times subsequent to any such conversion, the Underlying Shares and any securities into or for which such Underlying Shares have been converted or exchanged (or into which such Notes may be converted or exchanged in accordance with the Indenture) and any securities issued with respect thereto upon any share dividend, split or similar event, until, in the case of any such security, the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (ii) the expiration of the holding period that would be applicable thereto for non-Affiliates of the Company under Rule 144(k), (iii) its sale to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A), (iv) it ceases to be outstanding or (vi) June 29, 2007.

            "Registration Default" has the meaning set forth in Section 3 hereof.

            "Registration Rights Agreement" means this Agreement.

            "Registration Statement" means any registration statement of the Company (or any successor to the Company pursuant to a supplemental indenture entered into in accordance with the Indenture) under the Securities Act that covers any of the Notes or the Underlying Shares, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

            "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

            "Rule 144A" means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

            "Shelf Registration Statement" has the meaning set forth in Section 2(b) hereof.

            "Special Counsel" means one counsel as shall be specified in writing to the Company by the Holders of a majority of the Registrable Securities, which may, with the written consent of the Holders of a majority of the Registrable Securities (which shall not be unreasonably withheld), be another law firm experienced in securities law matters designated by the Company. For purposes of determining the Holders of a majority of the Registrable Securities in this definition, Holders of Notes shall be deemed to be the Holders of the number of Underlying Shares into which such Notes are or would be convertible as of the date the consent is requested.

            "Subsequent Shelf Registration Statement" means any additional Shelf Registration Statement filed by the Company after the filing of the Initial Shelf Registration Statement.

            "Trustee" means U.S. Bank National Association, the trustee under the Indenture, or any successor thereto.

            "Underlying Shares" means the shares of Common Stock into which the Notes are convertible, or that are issuable upon a conversion or repurchase in accordance with the Indenture, or that are issued upon any such conversion or repurchase, including the Public Acquiror Common Stock.

      (b) Capitalized terms used but not specifically defined herein have the respective meanings assigned thereto in the Purchase Agreement.

2.    SHELF REGISTRATION.

      (a) The Company shall within 90 days after the Closing Date (such 90th day being the "Filing Deadline Date") file with the Commission, and thereafter shall use its reasonable efforts to cause to be declared effective no later than 180 days after the Closing Date (such 180th day being the "Effectiveness Deadline Date"), a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration Statement") registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "Initial Shelf Registration Statement"). The Initial Shelf Registration Statement shall be on Form S-3 or, if unavailable, another appropriate form permitting registration of the Registrable Securities for resale by the Holders in accordance with the methods of distribution reasonably requested by the Holders and set forth in the Initial Shelf Registration Statement. The Company shall use its reasonable efforts to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement is declared effective, each Holder that became a Notice Holder on or prior to the date five Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to

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      deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

      (b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement (with the Initial Registration Statement or any Subsequent Shelf Registration Statement in effect at any time being referred to as the "Shelf Registration Statement") ceases to be effective for any reason at any time during the Effectiveness Period, the Company shall use its reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, including, if reasonably necessary, by amending the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities. If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable efforts to cause such Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

      (c) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for the Shelf Registration Statement, if required by the Securities Act or as necessary to name a Notice Holder as a selling securityholder pursuant to Section 2(d) hereof.

      (d) Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and
      Section 4(h) hereof. Each Holder who elects to sell Registrable Securities pursuant to a Shelf Registration Statement agrees to complete and deliver a Notice and Questionnaire to the Company and that it will be bound by the terms and conditions of the Notice and Questionnaire and this Agreement. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, promptly after the date a properly completed and executed Notice and Questionnaire is received by the Company, together with any other information the Company may reasonably request following such effectiveness, or promptly after the expiration of any Deferral Period in effect when such Notice and Questionnaire is received by the Company, if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare or, if otherwise, file a supplement to the related Prospectus so that such Holder is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, shall use its reasonable

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      efforts to cause such post-effective amendment to be declared effective under the Securities Act within 45 days after the date such post-effective amendment is required by this Section 2(d) to be filed (the "Amendment Effectiveness Deadline Date"); provided, however, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in this Section 2(d) upon expiration of such Deferral Period in accordance with Section 4(h) hereof; and provided further, however, that in no event shall the Company be required to file a post-effective amendment to the Shelf Registration Statement more frequently than once in any fiscal quarter.

            Notwithstanding anything contained in this Section 2(d) to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to ten Business Days from the expiration of a Deferral Period if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date.

3. ADDITIONAL INTEREST. The Company agree that the Holders will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if, other than as permitted hereunder, (a) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date, (b) the Initial Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date or (c) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 4(h) hereof.

      Each event described in any of the foregoing clauses (a) through (c) is individually referred to herein as a "Registration Default." For purposes of this Agreement, each Registration Default shall begin on the dates set forth in the table below and shall end on the ending dates set forth in the table below:

Type of
Registration
Default by Clause    Beginning Date                                 Ending Date
-----------------    --------------                                 -----------
(a)                  the day after the Filing Deadline Date         the date the Initial Shelf Registration
                                                                    Statement is filed

(b)                  the day after the Effectiveness Deadline       the date the Initial Shelf Registration
                     Date                                           Statement becomes effective under the
                                                                    Securities Act

(c)                  the date on which the aggregate duration of    the termination of the Deferral Period
                     Deferral Periods in any period exceeds the     that caused the limit on the aggregate
                     number of days permitted by Section 4(h)       duration of Deferral Periods to be exceeded

      Commencing on (and including) any date that a Registration Default has begun and ending on (but excluding) the next date on which there are no Registration Defaults that have occurred and are continuing (an "Additional Interest Accrual Period"), the Company shall pay, as additional interest over and above the interest set forth in the title of the Notes and not as a penalty, to Record Holders of Registrable Securities an amount (the "Additional Interest Amount") accruing, (i) for each day to and including the 90th day in such Additional Interest Accrual Period, (A) in respect of any Note, at a rate per annum equal to 0.25% of the aggregate principal amount of such Note and (B) in respect of each outstanding Underlying Share that is a Registrable Security at a rate per annum equal to 0.25% on the Conversion Price on such date, as the case may be, and (ii) for each day from and after the 91st day in such Additional Interest Accrual Period, (A) in respect of any Note, at a rate per annum equal to 0.50% of the aggregate principal amount of such Note and (B) in respect of each outstanding Underlying Share that is a Registrable Security at a rate per annum equal to 0.50% on the Conversion Price on such date, as the case may be; provided, however, that in the case of an Additional Interest Accrual Period that is in effect solely as a result of a Registration Default of the type described in clause (c) of the preceding paragraph, such Additional Interest Amount shall be paid only to the Notice Holders (as set forth in the succeeding paragraph) that have delivered Notices and Questionnaires that caused the Company to incur the obligations set forth in Section 2(d) hereof, the non-performance of which is the basis of such Registration Default. In calculating the Additional Interest Amount on Underlying Shares on any date on which no Notes are outstanding, the Conversion Price used shall be based on the Conversion Price that would be in effect if the Notes were still outstanding. Notwithstanding the foregoing, no Additional Interest Amount shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) expiration of the Effectiveness Period. The rate of accrual of the Additional Interest Amount with respect to any period shall not exceed 0.50% per annum notwithstanding the occurrence of multiple concurrent Registration Defaults.

      The Additional Interest Amount shall accrue from the first day of each applicable Additional Interest Accrual Period and shall be payable on each Additional Interest Payment Date during such Additional Interest Accrual Period (and, without duplication, on the Additional Interest Payment Date next succeeding the end of such Additional Interest Accrual Period if such Additional Interest Accrual Period does not end on an Additional Interest Payment Date) to the Record Holders of the Registrable Securities entitled thereto; provided, however, that any Additional Interest Amount accrued with respect to any Note or portion thereof redeemed or repurchased by the Company on a redemption date or repurchase date prior to an Additional Interest Payment Date, shall, in any such event, be paid instead to the Holder who submitted such Note or portion thereof for redemption or repurchase on the applicable redemption date or repurchase date, as the case may be, on such date, unless such redemption date or repurchase date occurs after June 15 or December 15 and on or prior to the corresponding Additional Interest Payment Date, in which case such Additional Interest Amount shall be paid to the Holder entitled to receive payments of interest in respect of such Notes pursuant to the terms of the Indenture; provided further, however, that, in the case of a Registration Default of the type described in clause (c) of the first paragraph of this Section 3, such Additional Interest Amount shall be paid only to the Notice Holders entitled thereto pursuant to such first paragraph and the paragraph immediately above by check mailed to the address set forth in the Notice and Questionnaire delivered by such Holder. The Trustee shall be entitled, on behalf of registered holders of Notes or Underlying Shares, to seek any available remedy for the enforcement of the registration rights set forth in the Indenture, including for the payment of such Additional Interest Amount. Notwithstanding the foregoing, the Company and the Initial Purchasers agree that the sole damages payable for a violation of the terms of the registration rights set forth herein with respect to which an Additional Interest Amount is expressly provided shall be such Additional Interest Amount. Nothing shall preclude any Holder from pursuing or obtaining specific performance or other equitable relief with respect to the registration rights granted herein.

      All of the Company's obligations set forth in this Section 3 that are outstanding with respect to any Registrable Security at the time such Registrable Security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such Registrable Security have been satisfied in full (notwithstanding termination of the registration rights granted herein).

      The parties hereto agree that the Additional Interest Amount provided for in this Section 3 constitutes a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

4. REGISTRATION PROCEDURES. In connection with the registration obligations of the Company under Section 2 hereof, during the Effectiveness Period, the Company shall:

      (a) Prepare and file with the Commission a Registration Statement or Registration Statements on Form S-3, or, if unavailable, on another appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof, in accordance with the reasonably requested method or methods of distribution thereof, and use its reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing of the Initial Shelf Registration Statement with the Commission, the Company shall furnish to the Representative (as defined in the Purchase Agreement) of the Initial Purchasers and Special Counsel of such offering, if any, a copy of the Initial Shelf Registration Statement proposed to be filed at least two Business Days prior to the filing of the Initial Shelf Registration Statement. The Company shall use its reasonable efforts to reflect in the Initial Shelf Registration Statement, when so filed with the Commission, such comments the Representative and the Special Counsel may propose.

      (b) Subject to Section 4(h) hereof, prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a) hereof; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable efforts to comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

      (c) As promptly as practicable, give notice to the Notice Holders and the Special Counsel, if any, (i) when any Prospectus, Registration Statement or post-effective amendment to a Registration Statement has been declared effective, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the Commission or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) of the occurrence of, but not the nature of or details concerning, a Material Event.

      (d) Use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case as promptly as practicable, and provide prompt notice to each Notice Holder of the withdrawal of any such order.

      (e) As promptly as practicable furnish to each Notice Holder and the Special Counsel, upon request and without charge, at least one conformed copy of the Registration Statement and any amendment thereto, including exhibits and if requested, all documents incorporated or deemed to be incorporated therein by reference.

      (f) During the Effectiveness Period, deliver to each Notice Holder, in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

      (g) Prior to any public offering of the Registrable Securities pursuant to a Registration Statement, use its reasonable efforts to register or qualify or cooperate with the Notice Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts reasonably necessary to legally permit the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; provided, however, that that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified, to file a general consent to service of process in any jurisdiction or to subject itself to taxation in any jurisdiction in which it is otherwise not so subject.

      (h) Upon (i) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (each a "Material Event") or (iii) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus:

            (A) in the case of clause (ii) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its reasonable efforts to cause it to be declared effective as promptly as is practicable; and

            (B) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice") and upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above or it is advised in writing by the Company that the Prospectus may be used.

            The Company will use its reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (i) above, as promptly as practicable, (y) in the case of clause (B) above, as soon as, in the reasonable judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company and (z) in the case of clause (iii) above, as soon as in the reasonable discretion of the Company such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 4(h) to suspend the availability of the Shelf Registration Statement or any Prospectus for a period of time, not to exceed an aggregate of 30 days in any three-month period or an aggregate of 90 days in any 12-month period (the "Deferral Period").

      (i) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends (unless required by applicable law) and cause such Registrable Securities to be in such denominations as are permitted by the Indenture and registered in such names as such Notice Holder may request in writing at least two Business Days prior to any sale of such Registrable Securities.

      (j) Provide a CUSIP number for all Registrable Securities covered by each Registration Statement not later than the effective date of such Registration Statement and provide the Trustee and the transfer agent for the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

      (k) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. or the Nasdaq National Market or any other stock exchange on which the Company's securities are then listed or quoted.

      (l) Reasonably promptly after (i) the filing of the Initial Shelf Registration Statement and (ii) the effectiveness of the Initial Shelf Registration Statement, announce the same, in each case by release to Business Wire.

      (m) The Company will cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the Commission thereunder, as required by applicable law in a timely manner.

      (n) In connection with the Shelf Registration Statement and with the Company's agreement, the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority of the Registrable Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of the Registrable Securities pursuant to the Shelf Registration Statement.

      (o) In connection with the Shelf Registration Statement, the Company shall
      (i) make reasonably available for inspection during normal business hours by a representative of, and Special Counsel acting for, Holders of a majority of the Registrable Securities being sold, and any managing underwriter, if any, participating in any disposition of the Registrable Securities pursuant to the Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its reasonable efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with the Shelf Registration Statement; provided, however, that the Inspector shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by the Inspector and shall be used solely for the purposes of exercising rights under this Agreement, unless (A) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; provided, however, that the Inspector shall as promptly as reasonably practicable, provide written notice to the Company of any request by any such regulatory authority for any such confidential information of the Company in order to allow the Company a reasonable amount of time to seek an appropriate protective order to prevent the disclosure of such information, (B) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any Prospectus referred to in this Agreement) or is necessary to defend a claim brought against any such persons (e.g., to establish a "due diligence" defense), (C) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (d) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement or otherwise obligated to keep such information confidential.

      (p) In connection with the Shelf Registration Statement, the Company shall, if requested by Holders of a majority of the Registrable Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with the Shelf Registration Statement, use its reasonable efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Registrable Securities in customary form, (ii) their officers to execute and deliver all customary documents and certificates requested by Holders of a majority of the Registrable Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) their independent public accountants to provide a comfort letter in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72. For purposes of determining the holders of a majority of the Registrable Securities in this Section 4(q) and Sections 4(o) and (p) hereof, Holders of Notes shall be deemed to be the Holders of the number of Underlying Shares into which such Notes are or would be convertible as of the relevant date.

5. HOLDERS' OBLIGATIONS. Each Holder agrees, by acquisition of the Registrable Securities, that such Holder shall not be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a properly completed and executed Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request.

6. REGISTRATION EXPENSES. The Company will bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and the Company will reimburse the Holders for the reasonable fees and disbursements, as and when incurred, of the Special Counsel acting for the Holders in connection with the Notes and the securities to be sold pursuant to each Registration Statement.

7. INDEMNIFICATION.

      (a) The Company shall indemnify and hold harmless each Holder
      (including the Initial Purchasers), its members, officers, employees, representatives and agents and each person, if any, who controls any such Holder within the meaning of the Securities Act (collectively, the "Holder Indemnified Parties" and, each, a "Holder Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Holder Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, Registration Statement or Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any preliminary Prospectus, Registration Statement or Prospectus or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any Holder in connection with, or relating in any manner to, the Notes or the offering contemplated hereby and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or
      (ii) above (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Holder Indemnified Party through its gross negligence or willful misconduct) and shall reimburse each Holder Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Holder Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary Prospectus, Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holder Information"); provided further, however, that the foregoing indemnification agreement with respect to any preliminary Prospectus shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage or liability purchased Registrable Securities, or any members, officers, employees, representatives, agents or controlling persons of such Holder, if (A) a copy of the Prospectus (as then amended or supplemented) was required by law to be delivered to such person at or prior to the written confirmation of the sale of Registrable Securities to such person, (B) a copy of the Prospectus (as then amended or supplemented), excluding documents incorporated by reference therein, was not sent or given to such person by or on behalf of such Holder and (C) the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

            This indemnity agreement is not exclusive and will be in addition to any liability that the Company might otherwise have and shall not limit any rights or remedies that may otherwise be available at law or in equity to each Holder Indemnified Party.

      (b) Each Holder Indemnified Party, severally and not jointly, shall indemnify and hold harmless the Company, its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively, the "Company Indemnified Parties" and, each, a "Company Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, Registration Statement or Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with Holder Information furnished to the Company by or on behalf of that Holder specifically for use therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

            This indemnity agreement is not exclusive and will be in addition to any liability that the Holders might otherwise have and shall not limit any rights or remedies that may otherwise be available at law or in equity to the Company Indemnified Parties.

      (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided further, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
      Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or
      (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Holders of a majority in aggregate principal amount of the Registrable Securities, if the indemnified parties under this Section 7 consist of any Holder Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) hereof, shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 7(d) hereof, no indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

      (d) If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) hereof, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and a Holder with respect to the sale by such Holder of Registrable Securities, on the other hand, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and such Holder, on the other hand, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and a Holder, on the other hand, with respect to such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of Registrable Securities (before deducting expenses) received by the Company as set forth on the cover of the Offering Circular bear to the total proceeds received by such Holder with respect to its sale of Registrable Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or to any Holder Information supplied by such Holder, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Holder to any purchaser exceeds the amount of any damages that such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      The Holders' obligations to contribute as provided in this Section 7(e) are several, in proportion to their respective amount of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

8. RULES 144 AND 144A. The Company shall use its reasonable efforts to file the reports required to be filed by each of them under the Securities Act and the Exchange Act in a timely manner and, if at any time during the Effectiveness Period the Company is not required to file such reports, such entity will, upon the written request of any Holder, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action during the Effectiveness Period as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this
Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

9. UNDERWRITTEN REGISTRATIONS. If any of the Registrable Securities covered by the Shelf Registration Statement are to be sold in an underwritten offering (with the prior agreement of the company, which agreement shall not be unreasonably withheld or delayed), the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

10. MISCELLANEOUS.

      (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the consent of Holders of a majority in aggregate principal amount of the then outstanding Underlying Shares constituting Registrable Securities (with Holders of Notes deemed to be the Holders, for purposes of this Section 10(a), of the number of outstanding Underlying Shares into which such Notes are or would be convertible as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders whose Registrable Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

      (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

            (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Trustee under the Indenture, with a copy in like manner to SG Cowen & Co., LLC, 1221 Avenue of the Americas, New York, New York 10020, Attention: John Mosler, Managing Director (Fax:
                  212-278-4290), with a copy to SG Cowen & Co., LLC at the same address, Attention: General Counsel (Fax: 212-278-7432); and

            (ii) if to the Company, to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, Massachusetts 01752, Attention: Richard G. Chleboski, Chief Financial Officer, Vice President, Treasurer and Secretary (Fax: 508-229-0747).

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one Business Day after being delivered to a next-day air courier; three Business Days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

      (C) SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Holders and the Company and their respective assignees and successors. Any person who purchase any Registrable Securities from the Initial Purchasers shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Purchasers. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; provided, however, that nothing in this Agreement shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Indenture. duty as a result of this Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

      (d) NO INCONSISTENT AGREEMENTS. The Company has not and shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Registrable Securities, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of the Agreement. This Agreement, together with certain letters or other written agreements between the Company and the Initial Purchasers as of the date hereof, constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

      (e) NO PIGGYBACK ON REGISTRATIONS. Neither the Company nor any of their securityholders (other than the Holders in such capacity) shall have the right to include any securities of the Company in the Shelf Registration other than Registrable Securities unless otherwise agreed to by SG Cowen & Co., LLC.

      (f) REMEDIES. In the event of a breach by the Company or by any Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company of its obligations under Section 2 or 4 hereof for which additional interest on the Notes has been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

      (g) APPROVAL OF HOLDERS. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Initial Purchasers or subsequent Holders if such subsequent Holders are deemed to be such Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      (i) Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

      (j) General. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement.

      (k) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      If the foregoing is in accordance with your understanding of the agreement between the Company and the several Initial Purchasers, kindly indicate your acceptance in the space provided for that purpose below. Very truly yours,

                                                 EVERGREEN SOLAR, INC.


                                                 By: /s/ Richard G. Chleboski
                                                     ---------------------------
                                                     Name: Richard G. Chleboski
                                                     Title: CFO

Accepted as of
the date first above written:
SG COWEN & CO., LLC
   Acting on its own behalf
   and as Representative of the several
   Initial Purchasers referred to in the
   Purchase Agreement.

By: SG COWEN & CO., LLC


By: /s/ John Mosler
    ---------------
    Name: John Mosler
    Title: Managing Director